Exhibit 10.52

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made effective as of the 3rd day of June, 2016, by and between each of the parties identified as Sellers on the signature pages attached hereto (individually and collectively, “Sellers”), and BSREP II Office Holdings LLC, a Delaware limited liability company (“Purchaser”).

WHEREAS, Sellers and Purchaser have entered into that certain Purchase and Sale Agreement dated as of April 26, 2016 (the “Agreement”) pertaining to the purchase and sale of certain improved real properties having the addresses of: (i) 20, 30, 40 & 50 West Gude Drive, Rockville, Maryland; (ii) 600 Jefferson Place, Rockville, Maryland; (iii) 6110 Executive Boulevard, Rockville, Maryland; and (iv) 962 Wayne Avenue, Silver Spring, Maryland.

AND WHEREAS, Sellers and Purchaser have agreed to modify the Agreement as set forth herein below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser hereby agreed to amend the Agreement as follows:

1.    Capitalized Terms. Capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.    Extension of Closing Date.

(a) Section 5.1 of the Agreement is hereby deleted in its entirely and the following new Section 5.1 is hereby substituted in lieu thereof:

“5.1    The “Closing Date” for purposes of this Agreement shall be June 23, 2016, or such earlier date as may be agreed upon, in writing, by the Sellers and Purchaser; subject, however, to the Sellers’ and Purchaser’s rights to extend the Closing Date as set forth in Section 12.13 herein. Sellers and Purchaser shall each have the right to delay the Closing Date to no later than June 27, 2016 (such right to be exercised by written notice from the extending party to the other parties not later than June 17, 2016).”

(b) In recognition of the fact that the UST Removal occurred prior to the date hereof, Section 6.2.7(n) of the Agreement is hereby deleted its entirety and shall be of no further force or effect.

3.    Full Force and Effect; Ratification. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms and provisions of the Agreement shall remain unmodified and in full force and effect, and are hereby ratified by both Sellers and Purchaser as if fully set forth herein.

4.    Counterparts. This Amendment may be executed by counterparts, each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one contract. The parties hereby acknowledge and agree that facsimile signatures or signatures transmitted by electronic mail in so-called “PDF” format shall be legal and binding and shall have the same full force and effect as if an original of this Amendment had been delivered. Sellers and Purchaser (i) intend to be bound by the signatures on any document sent by facsimile or electronic mail, (ii) are aware that the other party will rely on such signatures, and (iii) hereby waive any defenses to the enforcement of the terms of this Amendment based on the foregoing forms of signature.

[Signatures are on the following page.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

PURCHASER:
BSREP II OFFICE HOLDINGS LLC,
a Delaware limited liability company

By:        /s/ Steven Ganeless
Name:        Steven Ganeless
Title:         Officer

SELLERS:

WASHINGTON REAL ESTATE INVESTMENT TRUST,
a Maryland real estate investment trust

By:        /s/ Paul T. McDermott
Name:        Paul T. McDermott
Title:         President & CEO

SYN-ROCK, LLC,
a Maryland limited liability company

By:    SYN-Rock Manager, Inc.,
a Delaware corporation, manager

By:        /s/ Paul T. McDermott
Name:        Paul T. McDermott
Title:         President

[Signatures continue on the following page]

SME ROCK, LLC,
a Delaware limited liability company

By:    SME Rock Manager, Inc.,
a Delaware corporation, manager

By:        /s/ Paul T. McDermott
Name:        Paul T. McDermott
Title:         President

TRADE ROCK, LLC,
a Delaware limited liability company

By:    Trade Rock Manager, Inc.,
a Delaware corporation, manager

By:        /s/ Paul T. McDermott
Name:        Paul T. McDermott
Title:         President